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EXHIBIT 23.3                                           [LOGO]
                                                       TECHNOLOGY GROUP

                                                       Deutsche Morgan Grenfell Inc.
                                                       Technology Group
                                                       1550 El Camino Real
                                                       Suite 100
                                                       Menlo Park, California 94025
                                                       Telephone: (415) 614-5000
                                                       Fax: (415) 614-5030
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                    CONSENT OF DEUTSCHE MORGAN GRENFELL INC.

    We hereby consent to the use of Annex B containing our opinion letter dated April 22, 1997 to the Board of Directors of VeriFone, Inc. ("VeriFone") in the Proxy Statement/Prospectus constituting a part of the registration statement on Form S-4 relating to the combination of VeriFone and Hewlett-Packard Company and to the references to our firm name in such Proxy Statement/Prospectus. In giving this consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of Securities Act of 1933, as amended (the "Act"), or the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, nor do we admit that we are experts with respect to any part of such registration statement within the meaning of the term "experts" as used in the Act or the rules and regulations of the SEC promulgated thereunder.

May 22, 1997                    DEUTSCHE MORGAN GRENFELL INC.

                                By:  /s/ FRANK P. QUATTRONE
                                     -----------------------------------------
                                     Frank P. Quattrone
                                     MANAGING DIRECTOR

                                By:  /s/ DAVID A. POPOWITZ
                                     -----------------------------------------
                                     David A. Popowitz
                                     VICE PRESIDENT